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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 7, 2001
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                             AFG Investment Trust C
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-21444                  04-3157232
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         200 Nyala Farms, Westport, Connecticut                    06880
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (203) 341-0515
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          (Former name or former address, if changed since last report)

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Item 2.      ACQUISITION OR DISPOSITION OF ASSETS

         AFG Investment Trust C previously reported in its Form 8-K dated December 22, 2000 that its affiliate MILPI Acquisition Corp. ("MILPI") had entered into an agreement and plan of merger (the "Merger Agreement") to acquire PLM International, Inc. ("PLM") and that, in connection with the merger (the "Merger"), MILPI would make a tender offer (the "Offer") to purchase any and all shares of PLM's outstanding common stock. On February 7, 2001 MILPI consummated the Offer and accepted for purchase 6,284,261 shares of PLM common stock (the "Shares"). The aggregate consideration paid to PLM stockholders in connection with the Offer was approximately $21.7 million in cash.

         MILPI, a newly formed Delaware corporation, is owned by MILPI Holdings, LLC, which is owned by four separate trusts, AFG Investment Trust A, AFG Investment Trust B, the registrant, and AFG Investment Trust D (collectively, the "four trusts"). AFG ASIT Corporation, which is the managing trustee for each of the four trusts, has a 1% economic interest in each of the trusts and is owned by Equis II Corporation ("Equis II"). Equis II has an 8.25% special beneficial interest in each of the trusts and owns approximately 99% of the Class B Units in each of the trusts, which gives it approximately a 62% interest in each of the trusts. Equis II Corporation is owned by Semele. MILPI was organized in connection with the Offer and the Merger and has not carried on any activities other than in connection with the Offer and the Merger. MILPI, together with MILPI Holdings, LLC, the four trusts, AFG ASIT Corporation, Equis II Corporation and Semele, were the offerors and purchased the Shares tendered pursuant to the Offer.

         The total amount of funds expected to be used by MILPI to consummate the Offer and the Merger and to pay related fees and expenses is approximately $26.5 million. The aggregate funds used to date to finance the Offer were obtained from existing resources and internally generated funds of the four trusts and none of these funds were borrowed. If the Merger is consummated, MILPI may be required to pay up to approximately an additional $4.4 million. Funds for this amount will be obtained from existing resources and internally generated funds of the four trusts.

         On February 7, 2001, Semele issued a press release announcing the consummation of the Offer, a copy of which is attached hereto and incorporated herein by reference.

         Some of the information included in or incorporated by reference in this Form 8-K may contain forward-looking statements, such as information relating to the effects of acquisitions. Such statements can be identified by the use of forward-looking terminology such as "believes,"
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"expects," "may," "will," "should," or "anticipates" or similar words, or by discussions of strategy that involve risks and uncertainties. Another form of forward-looking statement can be characterized by an assumption (using terminology such as "as if" or "gives effect to") that an event occurs at the beginning of a financial period presented, with a corresponding effect throughout the period, even though the event had actually occurred after the beginning of such period or has not yet actually occurred at all. Any such forward-looking statements may discuss future expectations or contain projections of results of operations or financial conditions or expected benefits resulting from the consummation of the tender offer, the acquisition or other related transactions. There can be no assurance that the future results indicated, whether expressed or implied, will be achieved.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           Unaudited Pro Forma Condensed Consolidated Financial Information of Semele Group Inc. relating to the PLM acquisition will be filed by amendment not later than April 23, 2001.

                  (c)      EXHIBITS

                           Exhibit 99.1 Press Release dated February 7, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 22, 2001       AFG INVESTMENT TRUST C
                                  By:  AFG ASIT Corporation, as Managing Trustee

                                  By:  /s/ James A. Coyne
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                                       Name:      James A. Coyne
                                       Title:     Senior Vice President
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                                  EXHIBIT INDEX

Exhibit
 Number    Exhibit Name                                Location
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  99.1     Press Release dated February 7, 2001.       Incorporated by reference
                                                       to PLM International,
                                                       Inc.'s Amendment No. 2 to
                                                       Schedule TO-T/A filed on
                                                       February 7, 2001 (File
                                                       No. 005-38652).